Amendment to Master Custody Agreement

Effective February 27, 1998, The Bank of New York and each of the Investment Companies listed in the Attachment appended to this Amendment, for themselves and each series listed in the Attachment, hereby amend the Master Custody Agreement dated as of February 16, 1996 by:

1.  Replacing Exhibit A with the attached; and

2. Only with respect to the Investment Companies and series thereof listed in the Attachment, deleting paragraphs (a) and (b) of Subsection 3.5 and replacing them with the following:

      (a) Promptly after each purchase of Securities by the Fund, the Fund shall deliver to the Custodian Proper Instructions specifying with respect to each such purchase: (a) the Series to which such Securities are to be specifically allocated; (b) the name of the issuer and the title of the Securities; (c) the number of shares or the principal amount purchased and accrued interest, if any; (d) the date of purchase and settlement; (e) the purchase price per unit; (f) the total amount payable upon such purchase; (g) the name of the person from whom or the broker through whom the purchase was made, and the name of the clearing broker, if any; and (h) the name of the broker to whom payment is to be made. The Custodian shall, upon receipt of Securities purchased by or for the Fund, pay to the broker specified in the Proper Instructions out of the money held for the account of such Series the total amount payable upon such purchase, provided that the same conforms to the total amount payable as set forth in such Proper Instructions.

      (b) Promptly after each sale of Securities by the Fund, the Fund shall deliver to the Custodian Proper Instructions specifying with respect to each such sale: (a) the Series to which such Securities were specifically allocated; (b) the name of the issuer and the title of the Security; (c) the number of shares or the principal amount sold, and accrued interest, if any; (d) the date of sale; (e) the sale price per unit; (f) the total amount payable to the Fund upon such sale; (g) the name of the broker through whom or the person to whom the sale was made, and the name of the clearing broker, if any; and (h) the name of the broker to whom the Securities are to be delivered. The Custodian shall deliver the Securities specifically allocated to such Series to the broker specified in the Proper Instructions against payment of the total amount payable to the Fund upon such sale, provided that the same conforms to the total amount payable as set forth in such Proper Instructions.

      Investment Companies                The Bank of New York

By: /s/ Elizabeth N. Cohernour            By: /s/ Stephen E. Grunston
Name: Elizabeth N. Cohernour              Name: Stephen E. Grunston
Title: Authorized Officer                 Title: Vice President

                                  Attachment

INVESTMENT COMPANY                  SERIES

Franklin Mutual Series Fund Inc.    Mutual Shares Fund
                                    Mutual Qualified Fund
                                    Mutual Beacon Fund
                                    Mutual Financial Services Fund
                                    Mutual European Fund
                                    Mutual Discovery Fund

Franklin Valuemark Funds            Mutual Discovery Securities Fund
                                    Mutual Shares Securities Fund

Templeton Variable Products         Mutual Shares Investments Fund
Series Fund                         Mutual Discovery Investments Fund

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                                                       THE BANK OF NEW YORK
                                                     MASTER CUSTODY AGREEMENT

                                                            EXHIBIT A

The following is a list of the  Investment  Companies and their  respective  Series for which the Custodian  shall serve under the
Master Custody Agreement dated as of February 16, 1996.

-------------------------------------------- ---------------------------- ---------------------------------------------------------
INVESTMENT COMPANY                           ORGANIZATION                 SERIES ---(IF APPLICABLE)
-------------------------------------------- ---------------------------- ---------------------------------------------------------
Adjustable Rate Securities Portfolios        Delaware Business Trust      U.S. Government Adjustable Rate Mortgage Portfolio
                                                                          Adjustable Rate Securities Portfolio
Franklin Asset Allocation Fund               Delaware Business Trust

Franklin California Tax-Free Income          Maryland Corporation
Fund, Inc.

Franklin California Tax-Free Trust           Massachusetts Business       Franklin California Insured Tax-Free Income Fund
                                             Trust                        Franklin California Tax-Exempt Money Fund
                                                                          Franklin California Intermediate-Term Tax-Free
                                                                           Income Fund

Franklin Custodian Funds, Inc.               Maryland Corporation         Growth Series
                                                                          Utilities Series
                                                                          Dynatech Series
                                                                          Income Series
                                                                          U.S. Government Securities Series

Franklin Equity Fund                         California Corporation

Franklin Federal Money Fund                  California Corporation

Franklin Federal Tax- Free Income Fund       California Corporation

-------------------------------------------- ---------------------------- ---------------------------------------------------------
INVESTMENT COMPANY                                  ORGANIZATION          SERIES ---(IF APPLICABLE)
-------------------------------------------- ---------------------------- ---------------------------------------------------------

Franklin Gold Fund                           California Corporation

Franklin Government Securities Trust         Massachusetts Business
                                             Trust

Franklin High Income Trust                   Delaware Business Trust      AGE High Income Fund

Franklin Investors Securities Trust          Massachusetts Business       Franklin Global Government Income Fund
                                             Trust                        Franklin Short-Intermediate U.S. Govt Securities Fund
                                                                          Franklin Convertible Securities Fund
                                                                          Franklin Adjustable U.S. Government Securities Fund
                                                                          Franklin Equity Income Fund
                                                                          Franklin Adjustable Rate Securities Fund

Franklin Managed Trust                       Massachusetts Business       Franklin Corporate Qualified Dividend Fund
                                             Trust                        Franklin Rising Dividends Fund
                                                                          Franklin Investment Grade Income Fund

Franklin Money Fund                          California Corporation

Franklin Municipal Securities Trust          Delaware Business Trust      Franklin Hawaii Municipal Bond Fund
                                                                          Franklin California High Yield Municipal Fund
                                                                          Franklin Washington Municipal Bond Fund
                                                                          Franklin Tennessee Municipal Bond Fund
                                                                          Franklin Arkansas Municipal Bond Fund

-------------------------------------------- ---------------------------- ---------------------------------------------------------
INVESTMENT COMPANY                           ORGANIZATION                 SERIES ---(IF APPLICABLE)
-------------------------------------------- ---------------------------- ---------------------------------------------------------

Franklin Mutual Series Fund Inc.             Maryland Corporation         Mutual Shares Fund
                                                                          Mutual Qualified Fund
                                                                          Mutual Beacon Fund
                                                                          Mutual Financial Services Fund
                                                                          Mutual European Fund
                                                                          Mutual Discovery Fund
Franklin New York Tax-Free Income            Delaware Business Trust
Fund

Franklin New York Tax-Free Trust             Massachusetts Business       Franklin New York Tax-Exempt Money Fund
                                             Trust                        Franklin New York Intermediate-Term Tax-Free
                                                                           Income Fund
                                                                          Franklin New York Insured Tax-Free Income Fund

Franklin Real Estate Securities Trust        Delaware Business Trust      Franklin Real Estate Securities Fund

Franklin Strategic Mortgage Portfolio        Delaware Business Trust

Franklin Strategic Series                    Delaware Business Trust      Franklin California Growth Fund
                                                                          Franklin Strategic Income Fund
                                                                          Franklin MidCap Growth Fund
                                                                          Franklin Global Utilities Fund
                                                                          Franklin Small Cap Growth Fund
                                                                          Franklin Global Health Care Fund
                                                                          Franklin Natural Resources Fund
                                                                          Franklin Blue Chip Fund
                                                                          Franklin Biotechnology Discovery Fund

Franklin Tax-Exempt Money Fund               California Corporation

-------------------------------------------- ---------------------------- ---------------------------------------------------------
INVESTMENT COMPANY                           ORGANIZATION                 SERIES---(IF APPLICABLE)
-------------------------------------------- ---------------------------- ---------------------------------------------------------


Franklin Tax-Free Trust                      Massachusetts Business       Franklin Massachusetts Insured Tax-Free Income Fund
                                             Trust                        Franklin Michigan Insured Tax-Free Income Fund
                                                                          Franklin Minnesota Insured Tax-Free Income Fund
                                                                          Franklin Insured Tax-Free Income Fund
                                                                          Franklin Ohio Insured Tax-Free Income Fund
                                                                          Franklin Puerto Rico Tax-Free Income Fund
                                                                          Franklin Arizona Tax-Free Income Fund
                                                                          Franklin Colorado Tax-Free Income Fund
                                                                          Franklin Georgia Tax-Free Income Fund
                                                                          Franklin Pennsylvania Tax-Free Income Fund
                                                                          Franklin High Yield Tax-Free Income Fund
                                                                          Franklin Missouri Tax-Free Income Fund
                                                                          Franklin Oregon Tax-Free Income Fund
                                                                          Franklin Texas Tax-Free Income Fund
                                                                          Franklin Virginia Tax-Free Income Fund
                                                                          Franklin Alabama Tax-Free Income Fund
                                                                          Franklin Florida Tax-Free Income Fund
                                                                          Franklin Connecticut Tax-Free Income Fund
                                                                          Franklin Indiana Tax-Free Income Fund
                                                                          Franklin Louisiana Tax-Free Income Fund
                                                                          Franklin Maryland Tax-Free Income Fund
                                                                          Franklin North Carolina Tax-Free Income Fund
                                                                          Franklin New Jersey Tax-Free Income Fund
                                                                          Franklin Kentucky Tax-Free Income Fund
                                                                          Franklin Federal Intermediate-Term Tax-Free Income
                                                                           Fund
                                                                          Franklin Arizona Insured Tax-Free Income Fund
                                                                          Franklin Florida Insured Tax-Free Income fund
                                                                          Franklin Michigan Tax-Free Income Fund

-------------------------------------------- ---------------------------- ---------------------------------------------------------
INVESTMENT COMPANY                           ORGANIZATION                 SERIES ---(IF APPLICABLE)
-------------------------------------------- ---------------------------- ---------------------------------------------------------

Franklin Templeton Fund                      Delaware Business Trust      Franklin Templeton Conservative Target Fund
 Allocator Series                                                         Franklin Templeton Moderate Target Fund
                                                                          Franklin Templeton Growth Target Fund

Franklin Templeton Global Trust              Delaware Business Trust      Franklin Templeton German Government Bond Fund
                                                                          Franklin Templeton Global Currency Fund
                                                                          Franklin Templeton Hard Currency Fund
                                                                          Franklin Templeton High Income Currency Fund

Franklin Templeton International Trust       Delaware Business Trust      Templeton Pacific Growth Fund
                                                                          Templeton Foreign Smaller Companies Fund

Franklin Templeton Money Fund Trust          Delaware Business Trust      Franklin Templeton Money Fund II

Franklin Value Investors Trust               Massachusetts Business       Franklin Balance Sheet Investment Fund
                                             Trust                        Franklin MicroCap Value Fund
                                                                          Franklin Value Fund

Franklin Valuemark Funds                     Massachusetts Business       Money Market Fund
                                             Trust                        Growth and Income Fund
                                                                          Natural Resources Securities Fund
                                                                          Real Estate Securities Fund
                                                                          Global Utilities Securities Fund
                                                                          High Income Fund
                                                                          Templeton Global Income Securities Fund
                                                                          Income Securities Fund
                                                                          U.S. Government Securities Fund
                                                                          Zero Coupon Fund - 2000
                                                                          Zero Coupon Fund - 2005
                                                                          Zero Coupon Fund - 2010
                                                                          Rising Dividends Fund

-------------------------------------------- ---------------------------- ---------------------------------------------------------
INVESTMENT COMPANY                           ORGANIZATION                 SERIES ---(IF APPLICABLE)
-------------------------------------------- ---------------------------- ---------------------------------------------------------

Franklin Valuemark Funds  (cont.)            Massachusetts Business       Templeton Pacific Growth Fund
                                             Trust                        Templeton International Equity Fund
                                                                          Templeton Developing Markets Equity Fund
                                                                          Templeton Global Growth Fund
                                                                          Templeton Global Asset Allocation Fund
                                                                          Small Cap Fund
                                                                          Capital Growth Fund
                                                                          Templeton International Smaller Companies Fund
                                                                          Mutual Discovery Securities Fund
                                                                          Mutual Shares Securities Fund
                                                                          Global Health Care Securities Fund
                                                                          Value Securities Fund

Institutional Fiduciary Trust                Massachusetts Business       Money Market Portfolio
                                             Trust                        Franklin U.S. Government Securities Money Market
                                                                           Portfolio
                                                                          Franklin U.S. Treasury Money Market Portfolio
                                                                          Franklin Institutional Adjustable U.S. Government
                                                                           Securities Fund
                                                                          Franklin Institutional Adjustable Rate Securities Fund
                                                                          Franklin U.S. Government Agency Money Market Fund
                                                                          Franklin Cash Reserves Fund

The Money Market Portfolios                  Delaware Business Trust      The Money Market Portfolio
                                                                          The U.S. Government Securities Money Market Portfolio

Templeton Variable Products Series Fund                                   Mutual Shares Investments Fund
                                                                          Mutual Discovery Investments Fund
                                                                          Franklin Growth Investments Fund

-------------------------------------------- ---------------------------- ---------------------------------------------------------
INVESTMENT COMPANY                           ORGANIZATION                                 SERIES---(IF APPLICABLE)
-------------------------------------------- ---------------------------- ---------------------------------------------------------

CLOSED END FUNDS:
Franklin Multi-Income Trust                  Massachusetts Business
                                             Trust

Franklin Principal Maturity Trust            Massachusetts Business
                                             Trust

Franklin Universal Trust                     Massachusetts Business
                                             Trust

INTERVAL FUND
Franklin Floating Rate Trust                 Delaware Business Trust

-------------------------------------------- ---------------------------- ---------------------------------------------------------

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